UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 22, 2012, Franklin D. Brown, Chairman of the Board of Directors of Endologix, Inc. (the “Company”), notified the Board of Directors that he will retire from the Company, effective as of the date of the Company's 2012 Annual Meeting of Stockholders. Mr. Brown will continue as Chairman of the Board until the effective date of his retirement. Effective upon Mr. Brown's retirement, John McDermott, the Company's President and Chief Executive Officer, will be appointed Chairman of the Board.
A press release announcing Mr. Brown's retirement was issued on March 28, 2012, and a copy is filed as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued March 28, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: March 28, 2012	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued March 28, 2012.